UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 22, 2025

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Non-Employee Director Appointments

Effective May 22, 2025, the board of directors (the “Board”) of Modular Medical, Inc. (the “Company”) appointed Jeffrey Goldberg as a member of the Board. Mr. Goldberg, 59, is an experienced executive who currently and in the past has served as a member and chair of the board of directors of multiple companies. Since December 2023, he has served as a member of the board of directors of ATI Physical Therapy, Inc., a publicly-traded nationwide provider of physical therapy services. He also currently serves as a member of the board of directors of the following companies: Eating Recovery Centers/Pathlight, Lannett Company, Inc. and Banza. Mr. Goldberg earned his J.D. from UCLA School of Law and his A.B. with a concentration in Philosophy from Harvard College. The Board believes that Mr. Goldberg’s extensive leadership experience, including serving as a member and chair of the board of directors of a number of companies in the healthcare and technology industries, will make him a valuable addition to the board.

Compensatory Arrangements

Mr. Goldberg will be eligible to participate in the Company’s Outside Director Compensation Plan.

Family Relationships

There are no family relationships between Mr. Goldberg and any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Related Party Transactions

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000, and in which Mr. Goldberg had, or will have, a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between Mr. Goldberg and any other person pursuant to which he was selected as a director of the Company. In addition, Mr. Goldberg and the Company will enter into the Company’s standard form of indemnification agreement.

Item 8.01. Other Events.

On May 28, 2025, the Company issued a press release announcing the appointment of Mr. Goldberg to the Company’s Board, as described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release by Modular Medical, Inc. dated May 28, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: May 28, 2025	By:	/s/ James Besser
James Besser
Chief Executive Officer

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